Components Of Income Tax (Detail) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Income Taxes [Line Items]
Current income tax	$ 211,152	1,328,970	616,994	222,778
Income tax refund due to reduced tax rate	(13,331)	(83,907)	(6,625)	(13,923)
Deferred income tax benefit	(20,837)	(131,146)	(129,415)	(62,308)
Valuation allowance	11,907	74,944	55,041	51,470
Taxation for the year	$ 188,891	1,188,861	535,995	198,017